UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 22, 2016

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3102 Shawnee Drive, Winchester, Virginia		22601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 22, 2016, the Registrant issued a press release announcing results for its second quarter of fiscal year 2017 ended October 31, 2016. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 99.1    Registrant’s Press Release dated November 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ M. SCOTT CULBRETH	/s/ S. CARY DUNSTON

M. Scott Culbreth	S. Cary Dunston
Senior Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: November 22, 2016	Date: November 22, 2016
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer